UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2013

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 29, 2013, Flextronics International Ltd. (the “Company”) held its 2013 Annual General Meeting of Shareholders (“Annual Meeting”) followed by an Extraordinary General Meeting of Shareholders (“Extraordinary Meeting”).  There were 624,170,201 ordinary shares entitled to be voted and 560,095,301 were voted in person or by proxy at the Annual Meeting and 560,086,762 were voted in person or by proxy at the Extraordinary Meeting. At the Annual Meeting:

(1)         The shareholders re-elected the two (2) nominees for director.

(2)         The shareholders re-appointed the one (1) nominee for director.

(3)         The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2014 fiscal year and authorized the Company’s Board to fix its remuneration.

(4)         The shareholders approved a general authorization for the Company to allot and issue ordinary shares.

(5)         The shareholders approved, on a non-binding advisory basis, the Company’s executive compensation.

(6)         The shareholders approved a resolution permitting our non-employee Directors to receive compensation in cash or shares of the Company’s stock, at each Director’s discretion.

At the Extraordinary Meeting, the shareholders approved the renewal of the Company’s share purchase mandate relating to acquisitions by the Company of its own issued ordinary shares.

The Company’s inspector of election certified the following vote tabulations:

Board of Directors				Broker Non-
Nominee:	For	Against	Abstain	Vote
H. Raymond Bingham	484,413,005	10,769,846	2,989,576	61,922,874
Willy C. Shih	495,794,379	1,934,028	444,020	61,922,874
Lawrence A. Zimmerman	494,348,153	3,368,678	455,596	61,922,874

				Broker Non-
	For	Against	Abstain	Vote
Re-appointment of Deloitte & Touche LLP as independent auditors for the 2014 fiscal year and to authorize the Board of Directors to fix its remuneration	552,504,861	6,904,360	686,080	—

				Broker Non-
	For	Against	Abstain	Vote
General authorization for the Board of Directors to allot and issue ordinary shares	485,075,979	73,653,566	1,365,756	—

				Broker Non-
	For	Against	Abstain	Vote
Non-binding, advisory resolution relating to the compensation of the Company’s named executive officers	468,951,151	28,638,429	582,847	61,922,874

				Broker Non-
	For	Against	Abstain	Vote
Non-Employee Directors receive compensation in cash or ordinary shares of the Company at each Director’s discretion	495,639,142	1,954,980	578,305	61,922,874

				Broker Non-
	For	Against	Abstain	Vote
Renewal of the share purchase mandate relating to acquisitions by the Company of its own issued ordinary shares	496,291,824	431,038	1,441,026	61,922,874

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date:	August 1, 2013	By:	/s/ Jonathan S. Hoak
		Name:	Jonathan S. Hoak
		Title:	Executive Vice President and General Counsel